Exhibit 10.3

CHINA HOLDINGS ACQUISITION CORP.

_______________, 2007

Stuart Management Co.
33 Riverside Avenue, 5th Floor
Westport, CT 06880

Gentlemen:

     This letter will confirm our agreement, that commencing on the effective date (the “Effective Date”) of the registration statement (Registration No. 333-145085) (the “Registration Statement”) relating to the initial public offering of the securities of China Holdings Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Registration Statement) or the Company’s liquidation, Stuart Management Co. (the “Firm”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space in Westport, as may be required by the Company from time to time, situated at in 33 Riverside Avenue, 5th Floor, Westport, CT 06880 (or any successor location). In exchange therefor, the Company shall pay to the Firm the sum of $10,000 per month.

Very truly yours,

CHINA HOLDINGS ACQUISITION
CORP.

By: _________________________________
Name: Paul K. Kelly
Title: Chief Executive Officer

Agreed to and Accepted by:

STUART MANAGEMENT CO.

By: ________________________________
      Name:
      Title: